UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: May 1 – July 31, 2012

Item 1. Schedule of Investments.

REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2012 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 130.05%
Communications Equipment 0.49%
QUALCOMM, Inc.	50,000	$2,984,000

Diversified Telecommunication Services 34.65%
AT&T, Inc.(1)(2)	1,551,900	58,848,048
BCE, Inc.(1)	925,000	39,349,500
CenturyLink, Inc.(1)(2)	780,500	32,421,970
Frontier Communications Corp.	3,084,633	12,091,761
TDC A/S	120,000	815,059
Telecom Corp. of New Zealand Ltd. - ADR	1	11
Verizon Communications, Inc.(1)(2)	985,000	44,462,900
Windstream Corp.(1)(2)	2,350,000	23,406,000

		211,395,249

Electric Utilities 30.67%
CEZ AS	15,000	505,125
CPFL Energia S.A. - ADR	89,000	2,059,460
Duke Energy Corp.(1)(2)	592,163	40,136,808
Edison International	40,000	1,847,200
Entergy Corp.(1)	190,000	13,807,300
ITC Holdings Corp.(1)	330,000	24,482,700
Northeast Utilities	138,400	5,519,392
Pinnacle West Capital Corp.(1)	570,000	30,517,800
PPL Corp.(1)(2)	897,000	25,923,300
Red Electrica Corp. S.A.	100,000	3,964,983
RWE AG	105,263	4,144,519
SSE PLC	200,000	4,117,149
The Southern Co.(1)(2)	575,000	27,686,250
UIL Holdings Corp.	65,000	2,407,600

		187,119,586

Gas Utilities 4.72%
Just Energy Group, Inc.	180,000	1,992,322
National Fuel Gas Co.	148,000	7,243,120
ONEOK, Inc.(1)	410,000	18,249,100
South Jersey Industries, Inc.	25,000	1,321,500

		28,806,042

Independent Power Producers & Energy Traders 0.23%
Calpine Corp.*	82,500	1,409,925

Media 1.07%
Comcast Corp. - Class A (1)	200,000	6,510,000

	SHARES	VALUE
Multi-Utilities 28.98%
Ameren Corp.(1)(2)	480,000	$16,420,800
DTE Energy Co.(1)	650,000	39,890,500
Integrys Energy Group, Inc.(1)(2)	382,200	23,138,388
National Grid PLC - ADR(1)	146,000	7,577,400
NiSource, Inc.(1)	1,315,000	33,650,850
OGE Energy Corp.	80,000	4,248,800
PG & E Corp.(1)	322,000	14,863,520
SCANA Corp.(1)(2)	465,000	22,864,050
TECO Energy, Inc.(1)(2)	775,000	14,097,250

		176,751,558

Oil, Gas & Consumable Fuels 3.19%
Chesapeake Energy Corp.	400,000	7,528,000
Occidental Petroleum Corp.	30,000	2,610,900
Penn West Petroleum, Ltd.(1)	370,000	5,035,700
Spectra Energy Corp.	66,500	2,040,885
TransCanada Corp.	50,000	2,272,500

		19,487,985

Pipelines 4.17%
The Williams Cos., Inc.(1)(2)	800,000	25,432,000

Real Estate Investment Trusts (REITS) 3.77%
American Tower Corp.(1)	137,000	9,906,470
Annaly Capital Management, Inc.(1)(2)	750,000	13,072,500

		22,978,970

Road & Rail 3.21%
Union Pacific Corp.(1)(2)	160,000	19,617,600

Tobacco 3.01%
Altria Group, Inc.(1)(2)	510,000	18,344,700

Water Utilities 6.20%
American Water Works Co., Inc.(1)(2)	790,000	28,637,500
Aqua America, Inc.	110,000	2,820,400
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	75,000	6,330,000

		37,787,900

Wireless Telecommunication Services 5.69%
Cellcom Israel, Ltd.	38,000	220,780
MetroPCS Communications, Inc.*	90,000	788,400
Telefonica Brasil S.A. - ADR(1)	600,000	14,010,000
Vodafone Group PLC - ADR(1)	685,000	19,693,750

		34,712,930

TOTAL COMMON STOCKS
(Cost $646,341,433)		793,338,445

	SHARES	VALUE
PREFERRED STOCKS 1.13%
Electric Utilities 0.51%
Constellation Energy Group, Inc., Series A, 8.625%	5,000	$133,150
Entergy Louisiana Holdings LLC, 6.950%	7,900	799,628

Entergy Mississippi, Inc.,
6.250%	10,000	261,563
4.560%	3,520	334,730
Entergy New Orleans, Inc., 4.360%	4,500	415,406
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	1,129,877

		3,074,354

Multi-Utilities 0.25%
Ameren Illinois Co., 4.250%	10,300	940,519
Southern Cal Edison Co., 4.320%	24,300	583,200

		1,523,719

Oil, Gas & Consumable Fuels 0.37%
Anglo Dutch Oil Well (3)(4)	1,000	2,273,000

TOTAL PREFERRED STOCKS
(Cost $5,819,157)		6,871,073

LIMITED PARTNERSHIPS 6.32%
Copano Energy LLC	100,000	2,795,000
Enbridge Energy Partners LP	250,000	7,462,500
Enterprise Products Partners LP	475,000	25,175,000
MarkWest Energy Partners LP	60,000	3,154,200

TOTAL LIMITED PARTNERSHIPS
(Cost $28,537,653)		38,586,700

	BOND RATING MOODY/S&P (UNAUDITED)	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.36%
Wireless Telecommunication Services 0.36%
Frontier Communications Corp., 8.250%, 4/15/17	Ba2/BB	$2,000,000	2,200,000

TOTAL CORPORATE BONDS
(Cost $2,057,501)			2,200,000

		SHARES	VALUE
MUTUAL FUNDS 0.66%
Loomis Sayles Institutional High Income Fund		548,386	4,058,056

TOTAL MUTUAL FUNDS
(Cost $4,000,000)			4,058,056

	SHARES	VALUE
MONEY MARKET FUNDS 2.09%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)	12,727,760	$12,727,760

TOTAL MONEY MARKET FUNDS
(Cost $12,727,760)		12,727,760

TOTAL INVESTMENTS - 140.61%
(Cost $699,483,504)		$857,782,034

LEVERAGE FACILITY - (39.34%)		(240,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.27%)		(7,755,204)

NET ASSETS - 100.00%		$610,026,830

*	Non Income Producing Security
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of July 31, 2012. (See Note 3)
(2)	Loaned security; a portion or all of the security is on loan at July 31, 2012. (See Note 3)
(3)	Restricted security. As of July 31, 2012, the total market value of these securities was $2,273,000 representing 0.37% of net assets. (See Note 4)
(4)

Security fair valued using pursuant to procedures approved by the Board of Trustees. As of July 31, 2012, the total market value of these securities was $2,273,000 representing 0.37% of net assets. (See Note 1). The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company. The preferred shares have an expected life of 48 months, which would result in an effective maturity date of 12/1/2013. The Fund expects to receive interest at a rate of 15% per annum.

Common Abbreviations:

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

July 31, 2012 (unaudited)

1. Significant Accounting and Operating Policies

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the New York Stock Exchange Amex (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of or private trading in similar securities of the issuer or comparable companies.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

¡	Level 1 – Unadjusted quoted prices in active markets for identical investments

¡	Level 2 – Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

¡	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2012:

	Valuation Inputs
Investments in Securities at Value*		Level 1		Level 2		Level 3		Total
Common Stocks	$	793,338,445	$	–	$	–	$	793,338,445
Preferred Stocks
Electric Utilities		133,150		2,941,204		–		3,074,354
Multi-Utilities		583,200		940,519		–		1,523,719
Oil, Gas & Consumable Fuels		–		–		2,273,000		2,273,000
Limited Partnerships		38,586,700		–		–		38,586,700
Corporate Bonds		–		2,200,000		–		2,200,000
Mutual Funds		4,058,056		–		–		4,058,056
Short Term Investments		12,727,760		–		–		12,727,760
Total	$	849,427,311	$	6,081,723	$	2,273,000	$	857,782,034

During the nine months ended July 31, 2012, there were no significant transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2011	Accrued Discount/ Premium	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 7/31/2012
Preferred Stocks	$-	(1,003,764)	-	276,764	3,000,000	-	$2,273,000

TOTAL	$-	(1,003,764)	-	276,764	3,000,000	-	$2,273,000

*See Statement of Investments for further industry classification.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. Although the Fund held them during the period, as of July 31, 2012, the Fund had no outstanding forward foreign currency contracts.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. Unrealized Appreciation/(Depreciation)

On July 31, 2012, based on cost of $690,086,197 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $199,300,174 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $31,604,337, resulting in net unrealized appreciation of $167,695,837.

3. Borrowings

As a result of the redemption of the preferred shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). The Fund may, with 180 days notice, reduce the Maximum Commitment to a lesser amount. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also paid an arrangement fee of 0.25% on the Maximum Commitment, upon closing date. The Fund renewed the Agreement on May 2, 2012, for a renewal fee of 0.25% of the Maximum Commitment. This renewal fee will be amortized over a six month period.

For the nine months ended July 31, 2012, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $218,923,358 and 1.35%, respectively. As of July 31, 2012, the amount of such outstanding borrowings was $240,000,000. The interest rate applicable to the borrowings on July 31, 2012 was 1.35%. As of July 31, 2012, the amount of pledged collateral was $538,263,537.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of July 31, 2012, the value of securities on loan was $225,518,056.

The Board of Trustees has approved the Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the nine months ended July 31, 2012.

4. Restricted Securities

As of July 31, 2012, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of July 31, 2012 are as follows:

Description	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Anglo Dutch Oil Well Preferred Stock	12/1/2013	11/30/2011	$2,741,889	$2,273,000	0.37%
TOTAL			$2,741,889	$2,273,000	0.37%

5. Recently Issued Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact this ASU may have on the Fund’s financial statements.

6. Rights Offering

On June 27, 2012, the Fund announced a transferable rights offering, permitting shareholders to acquire one new share of the Fund for every three shares held on record date. The record date for determining shareholders eligible to participate in the offering was July 9, 2012, and those shareholders received one right for each common share held on record date.

The rights offering period expired August 8, 2012, and as a result the Fund issued 5,892,187 new common shares. The new common shares represented approximately 77% of total shares offered through the primary subscription. The subscription price of $24.41 per share was established upon the rights offering expiration date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the NYSE MKT for the five trading days preceding the expiration date. Total gross proceeds to the Fund were $143,828,285.

Item 2. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the 1940 Act, are attached as Exhibit 99.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (principal executive officer)

Date:	September 28, 2012

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (principal financial officer)

Date:	September 28, 2012